                                                                EXHIBIT 10.16.3



                       THIRD AMENDMENT TO CREDIT AGREEMENT


      THIS THIRD AMENDMENT TO CREDIT AGREEMENT made and entered into as of June ___, 2000, by and among PSYCH SYSTEMS HOLDINGS, INC., a Delaware corporation (the "COMPANY"), AMERICAN PSYCH SYSTEMS HOLDINGS, INC., a Delaware corporation (the "HOLDING COMPANY"), the Lenders signatory hereto (the "LENDERS"), and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION, formerly known as NationsCredit Commercial Corporation, as Agent for the Lenders (the "AGENT").

                               STATEMENT OF FACTS

      A. The Company, the Holding Company, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of December 23, 1998, as amended by the First Amendment dated August 26, 1999 and the Second Amendment dated as of October 18, 1999 (the "CREDIT AGREEMENT"; capitalized terms used in this Amendment and not otherwise defined herein have the meanings given in the Credit Agreement), whereby the Lenders have agreed to make certain loans to the Company, subject to the terms and conditions contained in the Credit Agreement.

      B. The Company has requested that the Agent and the Lenders modify the Credit Agreement in certain respects, and the Agent and the Lenders are willing to agree to such modifications, subject to the terms and conditions of this Amendment.

                               STATEMENT OF TERMS

      1. AMENDMENT TO CREDIT AGREEMENT. Subject to the terms and conditions of this Amendment, Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "LETTER OF CREDIT LIMIT" with the following definition:

            "LETTER OF CREDIT LIMIT" means $1,050,000.

      2. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Holding Company hereby represents and warrants to the Agent and the Lenders that (a) this Amendment has been duly authorized, executed and delivered by the Company and the Holding Company, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) all of the representations and warranties made by each of the Company and the Holding Company in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by the Company or the Holding Company of its representations and warranties contained in this Section shall be an Event of Default for all purposes of the Credit Agreement.

      3. RATIFICATION. Each of the Company and the Holding Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by each of the Company and the Holding Company in connection therewith (including without limitation the other Financing Documents to which each of the Company and the Holding Company is a party).

      4. ESTOPPEL. To induce the Agent and the Lenders to enter into this Amendment, the Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company as against the Agent or any Lender with respect to the obligations of the Company to any of such parties under the Credit Agreement or the other Financing Documents, either with or without giving effect to this Amendment.

      5. CONDITIONS TO EFFECTIVENESS. The Amendment contained in Section 1 shall become effective upon the date of this Amendment, subject to the satisfaction of the following conditions on or prior to such date:

      (a) the receipt by the Agent of this Amendment, together with the Consent attached hereto, duly executed, completed and delivered by the Agent, the Lenders, the Company, the Holding Company, and the Subsidiaries;

      (b) receipt by the Agent of the fees and expenses due to its counsel from the Company; and

      (c) the receipt by the Agent of such other documents as the Agent may reasonably request.

      6. REIMBURSEMENT OF EXPENSES. The Company hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby.

      7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

      8. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Company and the Holding Company hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

      10. ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter thereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter thereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers, as of the date first above written.

                                    COMPANY:


                                    PSYCH SYSTEMS HOLDINGS, INC.


                                    By: /s/ Kenneth Kessler
                                       ---------------------------------
                                    Kenneth A. Kessler, M.D.
                                    President and Chief Executive Officer



                                    HOLDING COMPANY:


                                    AMERICAN PSYCH SYSTEMS
                                    HOLDINGS, INC.


                                    By: /s/ Kenneth Kessler
                                       ---------------------------------
                                    Kenneth A. Kessler, M.D.
                                    President and Chief Executive Officer




                                    LENDER AND AGENT:


                                    BANC OF AMERICA COMMERCIAL
                                    FINANCE CORPORATION, FORMERLY KNOWN AS
                                    NATIONSCREDIT COMMERCIAL CORPORATION


                                    By: /s/ Ronald S. Cohn
                                       ---------------------------------
                                    Ronald S. Cohn
                                    Authorized Signatory

                                     CONSENT

      The undersigned Credit Parties hereby acknowledge and consent to, and agree to the terms of, the foregoing Third Amendment to Credit Agreement, and ratify and confirm their respective obligations under the Financing Documents, as of the date of the foregoing Third Amendment.

AMERICAN PSYCH SYSTEMS, INC.
AMERICAN PSYCH SYSTEMS OF PUERTO RICO, INC.
AMERICAN PSYCH SYSTEMS OF TEXAS, INC.
CH/ECP SYSTEMS, INC.
CHS MANAGED SERVICES, INC.
MANHATTAN PSYCH SYSTEMS, L.P.
       By: NEW YORK PSYCH SYSTEMS, INC., its General Partner METROPOLITAN IPA, INC.
NEW YORK PSYCH SYSTEMS, INC.
NEW YORK PSYCH SYSTEMS, L.P.
       By: NEW YORK PSYCH SYSTEMS, INC., its General Partner PSYCH SYSTEMS IPA, INC.
PSYCH SYSTEMS OF LONG ISLAND, INC.
PSYCH SYSTEMS OF MANHATTAN, INC.
PSYCH SYSTEMS OF WESTCHESTER, INC.
PSYCH SYSTEMS PPO, INC.
SUFFOLK PSYCH SYSTEMS, L.P.
       By: NEW YORK PSYCH SYSTEMS, INC., its General Partner WESTCHESTER PSYCH SYSTEMS, L.P.
       By: NEW YORK PSYCH SYSTEMS, INC., its General Partner


By: /s/ Kenneth Kessler
    --------------------------------
Kenneth A. Kessler, M.D.
President and Chief Executive Officer